UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2018

12 RETECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-201319	38-3954047
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Unit B, 22/F, Times Tower

391-407 Jaffe Road

Wan Chai, Hong Kong

Tel: 852-6072-0269

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 29, 2018, 12 Retech Corporation, a Nevada corporation (the “Company” or “RETC”) entered into a Share Purchase Agreement (the “Share Purchase Agreement” or “SPA”) with Geneva Roth Remark Holdings, Inc., a New York corporation (“GRRH”). Pursuant to the Share Purchase Agreement, the Company sold 203,000 shares of its newly created Preferred Series B shares to GRRH for the total sum of $203,000 US dollars.

The foregoing description of the Share Purchase Agreement is not complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 5.03 Amendments to Articles of Incorporation.

The Articles of Incorporation of the Corporation give its Board of Directors the power to issue up to 50,000,000 shares of Preferred Stock, and to fix the rights, preferences and privileges of each class of preferred stock so created. No shareholder approval is required in connection with the creation of classes of preferred stock under this authority and the setting of the rights, preferences and privileges of such shares. The Board previously had created a Class A Preferred Shares with a total number of 10,000,000 shares of this class.

Pursuant to this authority the Board of Directors acted on January 29, 2018, to create new series of preferred stock, entitled Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, and Series D Convertible Preferred Stock. The Series B Convertible Preferred Stock, which will consist of 1,000,000 shares of Series B Preferred Stock, par value $0.00001 per share, which the Company has the authority to issue, as set forth herein. The Series C Convertible Preferred Stock, which will consist of 2 shares of Series C Preferred Stock, par value $0.00001 per share, which the Company has the authority to issue, as set forth herein. the Series D Convertible Preferred Stock, which will consist of 1,000,000 shares of Series D Preferred Stock, par value $0.00001 per share, which the Company has the authority to issue, as set forth herein. The Certificate of Designation of Preferences for the new Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock adopted by the Board of Directors sets out various other rights, preferences and privileges for the Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, and a copy of said Certificate of Designations of Preferences for the new Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock is attached hereto as Exhibit 9.01, and be this reference, incorporated herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
9.01	9.01(1) Share Purchase Agreement by and among the Company and Geneva Roth Remark Holdings, Inc., dated January 29, 2018, filed herewith.
9.01	9.01(2) Exhibit A to the Share Purchase Agreement by and among the Company and Geneva Roth Remark Holdings, Inc., dated January 29, 2018, filed herewith.
9.01	9.01(3) Attached hereto is the Certificate of Designations of Preferences for the Corporation’s Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, as adopted by its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

12 Retech Corporation

Dated: February 02, 2018		/s/ Angelo Ponzetta
	By:	Angelo Ponzetta
	Its:	Chief Executive Officer